Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                                       25
Due Period                                                           01-Oct-97
Distribution Date                                                    14-Nov-97
Payment Date                                                         17-Nov-97
*** Trust Portfolio Summary ***
Annualized Cash Yield                                                   19.68%
Annualized Gross Losses                                                 -7.76%
Annualized Portfolio Yield                                              11.92%
Contractual Delinquency Status of Credit Lines: (Principal/Principal)
     30 -   59 days  ($)                                          200176865.42
     30 -   59 days (%)                                                  4.94%
     60 -   89 days ($)                                            86162546.82
     60 -   89 days (%)                                                  2.13%
     90 - 119 days ($)                                             52821888.63
     90 - 119 days (%)                                                   1.30%
   120 - 149 days ($)                                              43743063.48
   120 - 149 days (%)                                                    1.08%
   150 - 179 days ($)                                              36312463.48
   150 - 179 days (%)                                                    0.90%
   180 - 209 days ($)                                              33985045.43
   180 - 209 days (%)                                                    0.84%
   210 - 239 days ($)                                              30497017.47
   210 - 239 days (%)                                                    0.75%
   240 - 269 days ($)                                              28575648.87
   240 - 269 days (%)                                                    0.71%
   270 - 299 days ($)                                              27737789.73
   270 - 299 days (%)                                                    0.68%
   300+ days  ($)                                                   5478424.73
   300+ days (%)                                                         0.14%
Additional Balances on Existing Credit Lines (draws-prin only)   71,031,265.00
Principal Collections                                           115,018,715.54
Defaulted Receivables                                            26,707,440.43
Finance Charge  & Administrative Collections                     65,877,729.84
Recoveries                                                        1,835,461.00
Average Principal Balance                                     4,127,807,129.41
Personal Homeowner Lines as % of Total Principal                        29.70%
Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                                 20
Distribution Date:                                                   14-Nov-97
Payment Date:                                                        17-Nov-97
Collection Period Beginning:                                         01-Oct-97
Collection Period Ending:                                            31-Oct-97
Note and Certificate Accrual Beginning:                              15-Oct-97
Note and Certificate Accrual Ending:                                 17-Nov-97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount               7.23%
OC Balance as % of Ending Participation Invested Amount                  7.38%
OC Balance as % of Ending Participation Invested Amount (3 month avg     7.08%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test         ---
Is the MAP Over?                                                          0.00
Is this the Early Amortization Period?                                    0.00
Interest Allocation Percentage Calculation:
Numerator                                                        591,262,282.35
Denominator - Component (x) - Aggregate Receivables &
        Partc. Interest                                        4,127,807,129.41
Denominator - Component (y) - Aggregate Numerators             3,869,933,285.35
Applicable Interest Allocation Percentage                                 14.32%
Principal Allocation Percentage Calculation:
Numerator                                                        591,262,282.35
Denominator - Component (x) - Aggregate Receivables
        & Partc. Interest                                      4,127,807,129.41
Denominator - Component (y) - Aggregate Numerators             3,873,422,059.06
Applicable Principal Allocation Percentage                                14.32%
Default Allocation Percentage Calculation:
Numerator                                                        591,262,282.35
Denominator - Component (x) - Aggregate Receivables
         & Partc. Interest                                     4,127,807,129.41
Denominator - Component (y) - Aggregate Numerators             3,869,933,285.35
Default Allocation Percentage (Floating Allocation Percentage)            14.32%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                             10,642,721.08
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))  3,825,542.64
Excess of (i) 1.8% of Part. Inv. Amt.  over (ii)
        Series Part. Interest                                      6,817,178.44
Minimum Principal Amount                                           6,817,178.44
Investor Principal Collections                                     6,817,178.44
Investor Finance Charge and Admin. Collections (4.11a)             9,699,158.54
Investor Allocated Defaulted Amounts                               3,825,542.64
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance                 591,262,282.35
Beginning Participation Invested Amount                          591,262,282.35
Ending Participation Unpaid Principal Balance                    580,619,561.27
Ending Participation Invested Amount                             580,619,561.27
Beginning Participation Unpaid Principal
       Balance x (PRIME-1.50%)                                     3,563,997.65
Note Interest and Certificate Yield Amounts
      Due Pursuant to Sec. 3.05                                    3,004,624.94
Participation Invested Amount x 25bps per annum                      123,179.64
Participation Interest Distribution Amount                         3,563,997.65
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)             9,699,158.54
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)                 0.00
Series Participation Interest  Monthly
       Interest (Sec. 4.11 (a)(ii))                                3,563,997.65
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))  3,825,542.64
Reimbursed  Series Particpation Interest
             Charge-Offs (Sec. 4.11 (a)(i                                  0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))              985,437.14
Excess (Sec. 4.11 (a)(vi))                                         1,324,181.11
Reconciliation Check                                                       0.00
Series Participation Interest Monthly Principal                   10,642,721.08
Beginning Unreimbursed Participation Interest Charge-Offs                  0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))                0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i      0.00
Ending Unreimbursed Participation Interest Charge-Offs                     0.00
Available Investor Principal Collections                          10,642,721.08
Participation Interest Distribution Amount                         3,563,997.65
Series Participation Interest Charge-Offs                                  0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts
        Due Pursuant to Sec. 3.05                                  3,004,624.94
Excess Interest                                                      559,372.71
Beginning Net Charge-Offs                                                  0.00
Reversals                                                                  0.00
+Available Investor Principal Collections                         10,642,721.08
+Series Participation Interest Charge Offs                                 0.00
+ Lesser of Excess Interest and Carryover Charge Offs                      0.00
Optimum Monthly Principal                                         10,642,721.08
Are the Notes Retired ?                                                    0.00
Accelerated Principal Payment                                        123,179.64
Beginning Class A Security Balance                               386,827,719.17
Beginning Class B Security Balance                               136,244,640.00
Beginning Certificate  Security Balance                           25,455,360.00
Beginning Overcollateralization Amount plus APP                   42,857,742.83
Beginning Class A Adjusted Balance                               386,827,719.17
Beginning Class B Adjusted Balance                               136,244,640.00
Beginning Certficate  Adjusted Balance                            25,455,360.00
Beginning Overcollateralization Amount plus APP                   42,857,742.83
Class A Balance After Payment pursuant to clause (iv)            376,184,998.09
Class B Balance After Payment pursuant to clause (v)             136,244,640.00
Certificate Balance After Payment pursuant to clause (vi)         25,455,360.00
Class B Minimum Adjusted Principal Balance                        49,000,000.00
Certificate Minimum Adjusted Principal Balance                     4,900,000.00
Minimum Overcollateralization Amount                              13,300,000.00
Certificate Minimum Balance Target                                17,595,095.18
Scheduled Certificate Payment to
             Certificate Minimum Balance Target                    7,860,264.82
Class A Targeted Balance                                         301,922,171.86
Class B Targeted Balance                                         128,954,020.22
Certificate Targeted Balance                                      13,031,064.87
Class A:  Payment Required to get to Target                       84,905,547.30
Class B:  Payment Required to get to Target or
          Minimum Adjusted Balan                                   7,290,619.78
Certificate:  Payment Required to get to Target or
          Minimum Adjusted B                                      12,424,295.13
OC:  Payment to get to Minimum Overcollateralization Amount       29,557,742.83
Section 3.05 Payment of Principal and Interest;  Defaulted Interest        0.00
Pay Certificate Yield in step (i) (1= Yes)                                 1.00
Remittances on the Participation                                  14,206,718.73
Interest and Yield
(i)     Pay Class A Interest Distribution (Sec. 3.05 (i)(a))       2,072,590.68
(ii)    Pay Class B Interest Distribution (Sec. 3.05 (i)(b))         777,445.98
(iii)   Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c))    154,588.28
Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted
        Principal Balance (Sec. 3.05 (ii)(a))                     10,642,721.08
(v)    Pay Class B to Targeted Principal Balance (Sec. 3.05 (ii)(b))       0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec. 3.05 (i)(      0.00
Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance (Sec. 3.05 (iii)      0.00
(vii)  Pay OC Remaining Optimal Monthly Principal Amount (Sec. 3.05 (      0.00
Principal up to the Accelerated Principal Payment Amount
(viii) (a  )  Pay Class A to Targeted
            Principal Balance (Sec. 3.05 (v                          123,179.64
(viii) (b  )  Pay Class B to Targeted Principal Balance (Sec. 3.05 (v      0.00
(viii) (c  )  Pay Class A to zero (Sec. 3.05 (v)(c))                       0.00
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))                       0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))                             0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))                             0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec. 3.05 (      0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05 (vi)(d))      0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                        436,193.07
Total Reconciliation Check                                      (shou      0.00
Accelerated Principal Reconciliation                  (should equal $      0.00
Optimum Monthly Principal Reconciliation        (should equal charge-      0.00
BOND SUMMARY:
Beginning Class A Note Security Balance                         $386,827,719.17
Beginning Class B Note Security Balance                         $136,244,640.00
Beginning Certificate Security Balance                           $25,455,360.00
Beginning Overcollateralization Amount                           $42,734,563.19
Beginning Class A Adjusted Balance                              $386,827,719.17
Beginning Class B Adjusted Balance                              $136,244,640.00
Beginning Certficate  Adjusted Balance                           $25,455,360.00
Beginning Overcollateralization Amount                           $42,734,563.19
Ending Class A Note Security Balance                            $376,061,818.44
Ending Class B Note Security Balance                            $136,244,640.00
Ending Certificate Security Balance                              $25,455,360.00
Ending Overcollateralization Amount                              $42,857,742.83
Ending Class A Adjusted Balance                                 $376,061,818.44
Ending Class B Adjusted Balance                                 $136,244,640.00
Ending Certficate  Adjusted Balance                              $25,455,360.00
Ending Overcollateralization Amount                              $42,857,742.83
Class A Note Rate Capped at 13%                                       5.845000%
Class B Note Rate Capped at 15%                                       6.225000%
Certificate Rate Capped at 16%                                        6.625000%
Class A Interest Due                                              $2,072,590.68
Class B Interest Due                                                $777,445.98
Certificate Yield  Due                                              $154,588.28
Class A Interest Paid                                             $2,072,590.68
Class B Interest Paid                                               $777,445.98
Certificate Yield Paid                                              $154,588.28
Class A Unpaid Interest                                                   $0.00
Class B Unpaid Interest                                                   $0.00
Certificate Unpaid Yield                                                  $0.00
Class A Principal Paid                                           $10,765,900.72
Class B Principal Paid                                                    $0.00
Certificate Principal Paid                                                $0.00
OC Principal Paid                                                         $0.00
Beginning Class A Net Charge-Off                                          $0.00
Beginning Class B Net Charge-Off                                          $0.00
Beginning Certificate Net Charge-Off                                      $0.00
Beginning OC Net Charge-Off                                               $0.00
Reversals Allocated to Class A                                            $0.00
Reversals Allocated to Class B                                            $0.00
Reversals Allocated to Certificates                                       $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments       $123,179.64
 Total Charge-Offs:                                                       $0.00
Charge-Offs Allocated to Class A                                          $0.00
Charge-Offs Allocated to Class B                                          $0.00
Charge-Offs Allocated to Certificates                                     $0.00
Charge-Offs Allocated to OC                                               $0.00
Ending Class A Net Charge-Off                                             $0.00
Ending Class B Net Charge-Off                                             $0.00
Ending Certificate Net Charge-Off                                         $0.00
Ending OC Net Charge-Off                                                  $0.00
Bond Balance Reconciliation    (should equal $0.00)                       $0.00
Certificate Balance/Participation Invested Amount (Beginning of Month   4.3053%
Designated Certificate / Certificate Security (Balance Beginning of M 1.003168%
Designated Certificate  - Beginning of Month                        $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (     $0.00
Designated Certificate  - End of Month                              $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (i) $1,550.78
Designated Certificateholder Accelerated
     Principal Payments - Beginni                                 $2,834,563.19
Accelerated Principal Payment (Sec. 3.05 (v))                       $123,179.64
Payments to Holder of Designated Certificate in respect to Acc. Prin.     $0.00
Designated Certificateholder Accelerated
      Principal Payments - Ending                                 $2,957,742.83
Designated Certificateholder Holdback
     Amount (Beginning of Month)                                 $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (     $0.00
Designated Certificateholder Holdback
             Amount (End of Month)                               $39,900,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo     $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                       $436,193.07
MONTHLY SECURITY REPORT
Ending Pool Principal Balance                                 $4,053,219,590.76
Series 1996-1 Participation Invested Amount                     $580,619,561.27
Seller Amount                                                 $1,258,633,859.93
Remittances on the Participation                                 $14,206,718.73
Optimum Monthly Principal                                        $10,642,721.08
Accelerated Principal Payment                                       $123,179.64
Beginning Class A Note Security Balance                         $386,827,719.17
Beginning Class B Note Security Balance                         $136,244,640.00
Beginning Certificate Security Balance                           $25,455,360.00
Beginning Overcollateralization Amount                           $42,734,563.19
Beginning Class A Adjusted Balance                              $386,827,719.17
Beginning Class B Adjusted Balance                              $136,244,640.00
Beginning Certficate  Adjusted Balance                           $25,455,360.00
Beginning Overcollateralization Amount                           $42,734,563.19
Ending Class A Note Security Balance                            $376,061,818.44
Ending Class B Note Security Balance                            $136,244,640.00
Ending Certificate Security Balance                              $25,455,360.00
Ending Overcollateralization Amount                              $42,857,742.83
Ending Class A Adjusted Balance                                 $376,061,818.44
Ending Class B Adjusted Balance                                 $136,244,640.00
Ending Certificate  Adjusted Balance                             $25,455,360.00
Ending Overcollateralization Amount                              $42,857,742.83
Class A Note Rate Capped at 13%                                       5.845000%
Class B Note Rate Capped at 15%                                       6.225000%
Certificate Rate Capped at 16%                                        6.625000%
Class A Interest Due                                              $2,072,590.68
Class B Interest Due                                                $777,445.98
Certificate Yield  Due                                              $154,588.28
Class A Interest Paid                                             $2,072,590.68
Class B Interest Paid                                               $777,445.98
Certificate Yield Paid                                              $154,588.28
Class A Unpaid Interest                                                   $0.00
Class B Unpaid Interest                                                   $0.00
Cetificate Unpaid Yield                                                   $0.00
Class A Principal Paid                                           $10,765,900.72
Class B Principal Paid                                                    $0.00
Certificate  Principal Paid                                               $0.00
OC Principal Paid                                                         $0.00
Beginning Class A Net Charge-Off                                          $0.00
Beginning Class B Net Charge-Off                                          $0.00
Beginning Certificate Net Charge-Off                                      $0.00
Beginning OC Net Charge-Off                                               $0.00
Reversals Allocated to Class A                                            $0.00
Reversals Allocated to Class B                                            $0.00
Reversals Allocated to Certificates                                       $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments       $123,179.64
 Total Charge-Offs:                                                       $0.00
Charge-Offs Allocated to Class A                                          $0.00
Charge-Offs Allocated to Class B                                          $0.00
Charge-Offs Allocated to Certificates                                     $0.00
Charge-Offs Allocated to OC                                               $0.00
Ending Class A Net Charge-Off                                             $0.00
Ending Class B Net Charge-Off                                             $0.00
Ending Certificate Net Charge-Off                                         $0.00
Ending OC Net Charge-Off                                                  $0.00
Interest paid per $1,000 Class A                                       3.246539
Principal paid per $1,000 Class A                                     16.863880
Interest paid per $1,000 Class B                                       5.706250
Principal paid per $1,000 Class B                                      0.000000
Yield Paid per $1,000 Certificate                                      6.072917
Principal Paid per $1,000 Certificate                                  0.000000
Bloomberg Summary
HOUSEHOLD CONSUMER LOAN TRUST 1996-1
Due Period                                                         Oct-97
Monthly Payment Rate (including charge offs)                          3.43%
Monthly Draw Rate                                                     1.72%
Monthly Net Payment Rate                                              1.71%
Actual Payment Rate                                                   1.80%
Annualized Cash Yield                                                19.68%
Annualized Gross Losses                                               7.76%
Annualized Portfolio Yield                                           11.92%
Weighted Coupon                                                       5.98%
Excess Servicing                                                      5.95%
Ending Overcollateralization Percentage (3 mo avg)                    7.23%
Trigger Level                                                         4.75%
Excess Overcollateralization                                          2.48%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                         4.94%
      60-89 days (Del Stat 2)                                         2.13%
      90+ days (Del Stat 3+)                                          6.39%
Total Participation Balance (ending)                        580,619,561.27